1933 Act Registration No. 811-8883
                       1940 Act Registration No. 333-59149
        ________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20546

                                    FORM N-1A


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                        Pre-Effective Amendment No.               [ ]
                       Post-Effective Amendment No.               [4]
                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                              Amendment No.                       [7]


                         THE SHEPHERD STREET FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                               480 Shepherd Street
                       Winston-Salem, North Carolina 27103
              (Address of Principle Executive Offices and Zip Code)

                                  336-768-7230
               (Registrant's Telephone Number including Area Code)

                                 John F. Splain
                           Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246
                     (Name and Address of Agent for Service)


                     Please send copy of communications to:
                                Jeffrey C. Howard
                        Salem Investment Counselors, Inc.
                               480 Shepherd Street
                       Winston-Salem, North Carolina 27103



It is proposed that this filing will become effective (check  appropriate  box):
/X/  immediately  upon  filing  pursuant  to  paragraph (b)
/ / _____ on (date)pursuant to paragraph  (b)
/ / _____ 60 days after filing  pursuant to paragraph(a) (1)
/ / _____ on (date) pursuant to paragraph  (a)(1)
/ / _____ 75 days after filing  pursuant to paragraph  (a)(2)
/ / _____ on (date)  pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
DATED JANUARY 15, 2002                                         [GRAPHIC OMITTED]


                         THE SHEPHERD STREET EQUITY FUND
                                  (the "Fund")

                      A Diversified Mutual Fund offered by

                         THE SHEPHERD STREET FUNDS, INC.
                              480 SHEPHERD STREET
                      WINSTON-SALEM, NORTH CAROLINA 27103
                                 1-888-575-4800
================================================================================
The Fund attempts to achieve its investment objective of capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

The minimum investment in the Fund is $1,000 for regular accounts and $1,000 for retirement accounts. The minimum subsequent investment is $500 for regular accounts and $50 for retirement accounts.

The Fund is a No-Load Fund. This means that 100% of your initial investment is invested in shares of the Fund.

                                TABLE OF CONTENTS
================================================================================
The Basics About the Fund....................................................  2

Past Performance.............................................................  4

Fees and Expenses............................................................  5

Additional Investment Information............................................  6

the Fund's Investment Adviser................................................  6

How to Buy Shares of the Fund................................................  7

How to Sell (Redeem) Your Shares............................................. 10

Dividends and Distributions.................................................. 12

Tax Considerations........................................................... 12

Financial Highlights......................................................... 14


Customer Privacy Policy...................................................... 15


For More Information......................................................... 16

================================================================================

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

================================================================================

THE BASICS ABOUT THE FUND
================================================================================
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:
The Fund aims to increase the value of your investment through capital growth. Capital growth is achieved when the prices of the securities in which the Fund invests increase over time, thereby increasing the value of your shares.
--------------------------------------------------------------------------------


INVESTMENT STRATEGIES:
The Fund seeks to achieve capital growth by ordinarily investing at least 80% of its net assets in common stocks and/or securities convertible into common stocks. The Fund's Adviser invests in the securities of companies that, in the Adviser's opinion, have an above-average potential for future earnings growth. Generally, the Adviser seeks to invest in companies that the Adviser believes are:

(1) Established companies with above-average prospects for growth. These companies generally will have some or all of the following characteristics: strong performance records, solid market positions, high margins and return on equity, and reasonable financial strength;


(2) Small and medium-sized companies (less than $6 billion in total market capitalization) that may be out of favor or not closely followed by investors and are selling at prices which do not reflect adequately their long-term business potential; and

(3) Companies in industries that are or may be undergoing consolidation, where the likelihood of acquisitions ~is high.


The Fund may also invest up to 25% of its assets in foreign equity securities when, in the Adviser's opinion, such investments would be advantageous to the Fund and help the Fund to achieve its investment objective. However, the Fund will not invest in foreign markets that the Adviser considers to be "emerging markets".

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND:

GENERAL RISKS. You may lose money by investing in the Fund. The value of the Fund's investments will vary from day-to-day, and when you sell your Fund shares, they may be worth less than what you paid for them.


STOCK PRICE/MARKET RISK. The price of a company's stock may fall because of problems with the company. Also, stock prices may decline for reasons that have nothing to do with the particular company but which result from general market, economic, political and global conditions. In some cases, stock prices have recovered from declines, but some stock price declines have lasted for months, or have not recovered.

SMALL TO MEDIUM-CAP STOCKS RISK. The Fund may invest in companies with smaller market capitalizations (less than $6 billion in market capitalization). Smaller companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile.

INTEREST RATE RISK. Increases in interest rates typically lower the present value of a company's future earnings stream. Since the market price of a stock changes continuously based upon investors' collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.

BUSINESS RISK. From time to time, a particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry. For instance, regulation or deregulation of particular industries can have a material impact on the value of companies within the affected industry while having little or no impact on companies in other industries.

MARKET VALUATION RISK. Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques. Since these companies' stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be extraordinarily volatile and speculative.
--------------------------------------------------------------------------------

PAST PERFORMANCE
================================================================================

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the performance of the Fund from year to year over the lifetime of the Fund, and by showing how the average annual returns of the Fund compare to those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[GRAPHIC OMITTED]

 1999        2000        2001
19.60%      -0.29%      -2.47%

BEST QUARTER:     4th Qtr 2001    18.70%

WORST QUARTER:    3rd Qtr 2001   -18.80%


AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 2001):

                                     The Fund          S&P 500 Index**
                                     --------          ---------------
One Year........................      -2.47%               -11.87%
Since Inception (10/2/98).......      10.92%                 6.10%


** The S&P 500 Index is a widely recognized, unmanaged index of the approximately 500 largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

FEES AND EXPENSES
================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES: (fees paid directly from your investment)


Front-End Sales Charges..........................................    None
Contingent Deferred Sales Charges................................    None
Sales Charges on Reinvested Dividends............................    None
Redemption Fees..................................................    0.5%1


ANNUAL FUND OPERATING EXPENSES: (expenses that are deducted from Fund assets)

Management Fees..................................................   0.90%2
Distribution (12b-1) Fees........................................   0.25%3
Other Expenses...................................................   0.00%
                                                                   ------
Total Annual Fund Operating Expenses.............................   1.15%
                                                                   ======


1. The Fund will charge you a redemption fee of 0.5% of the value of your redemption if you redeem your shares less than 6 months after purchasing them. If charged, this fee would increase your costs. This fee is not a fee to finance sales or sales promotion expenses, but is imposed to discourage short-term trading of Fund shares. Furthermore, such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of such short-term trading activities. The redemption fee does not apply to shares purchased by reinvesting dividends.


2. Management fees include a fee of 0.40% for investment advisory services and 0.50% for administrative and other services. Both fees are paid to the Fund's Adviser. As of November 1, 2000, the Fund's Board of Directors approved a reduction in administrative fees from 0.60% to 0.50%. The table of Annual Operating Expenses above reflects the lower fee schedule.

3. Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              One Year      Three Years   Five Years      Ten Years
              --------      -----------   ----------      ---------
                $117           $365          $633          $1,398

A redemption fee of 0.5% of net assets redeemed prior to six months is not included in these calculations. If that fee were included, your costs would be higher.

ADDITIONAL INVESTMENT INFORMATION
================================================================================
The Fund is a diversified mutual fund whose investment objective is growth of capital. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and securities convertible into common stock. There can be no assurance that the Fund's investment objective will be achieved.

Described below are the types of securities in which the Fund primarily invests. A full listing of the Fund's investment restrictions and limitations, including those that may be changed only by vote of the Fund's shareholders, can be found in the Fund's Statement of Additional Information ("SAI").


COMMON STOCKS. The Fund will ordinarily invest at least 80% of its net assets in common stock or securities convertible into common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perceptions and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets.


FOREIGN SECURITIES. The Fund may invest up to 25% of its assets in common stock of foreign issuers which are publicly traded on U.S. exchanges, either directly or in the form of American Depository Receipts (ADRs). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

THE FUND'S INVESTMENT ADVISER
================================================================================
Salem Investment Counselors, Inc. (the "Adviser"), 480 Shepherd Street, Winston-Salem, North Carolina 27103, an investment advisory company founded in 1979 and registered as such with the Securities and Exchange Commission, is the investment adviser to the Fund. The Adviser is one of the largest North Carolina-based private financial counseling firms, providing financial management services to individuals, corporations, and professional organizations in North Carolina and throughout the United States. The Adviser has been investment adviser to the Fund since its inception.


For its investment advisory services to the Fund, the Adviser receives from the Fund a monthly fee equal to the annual rate of 0.40% of the Fund's average daily net assets. For its administrative services to the Fund, the Adviser receives from the Fund a monthly fee equal to the annual rate of 0.50% of the Fund's average daily net assets.

PORTFOLIO MANAGER
Mr. David B. Rea is President of the Adviser and acts as the portfolio manager for the Fund. Mr. Rea is also President of the Fund. Mr. Rea has been managing investment portfolios for individuals, corporations, trusts and retirement accounts since joining the Adviser in 1984. Mr. Rea has earned an MBA in finance, a law degree, and is a Chartered Financial Analyst. He has also served as Treasurer to the North Carolina Society of Chartered Financial Analysts.


DISTRIBUTION FEES
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 to assist in the distribution of its shares, pursuant to which the Fund pays the Adviser a monthly fee for shareholder servicing and distribution expenses at the rate of 0.25% of the Fund's average daily net assets. The Adviser may, in turn, pay such fees to third parties for eligible services provided by those parties to the Fund.


HOW TO BUY SHARES OF THE FUND
================================================================================
MINIMUM INVESTMENT AMOUNTS
Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Fund management may reject any purchase order for Fund shares and may waive the minimum investment amounts in its sole discretion.

Your purchase of Fund shares is subject to the following minimum investment amounts:

                        MINIMUM                      MINIMUM
TYPE OF                 INVESTMENT                   SUBSEQUENT
ACCOUNT                 TO OPEN ACCOUNT              INVESTMENTS
--------------------------------------------------------------------------------
Regular                 $1,000                       $500
IRAs                    $  500                       $ 50
--------------------------------------------------------------------------------

                       AUTOMATIC INVESTMENT PLAN MEMBERS:

                        MINIMUM                      MINIMUM
TYPE OF                 INVESTMENT                   SUBSEQUENT
ACCOUNT                 TO OPEN ACCOUNT              INVESTMENTS
--------------------------------------------------------------------------------
Regular                 $1,000                       $100 per month minimum
IRAs                    $  500                       $ 50 per month minimum
--------------------------------------------------------------------------------
OPENING AND ADDING TO YOUR ACCOUNT


You can invest in the Fund by mail, wire transfer and through participating financial service professionals. You may also invest in the Fund through an automatic investment plan. Any questions you may have can be answered by calling the Fund, toll-free, at 1-888-575-4800.

PURCHASING SHARES BY MAIL
To make your initial investment in the Fund, simply complete the Application Form included with this Prospectus, make a check payable to the Shepherd Street Equity Fund, and mail the Form and check to:

     By Mail:                               By Overnight Courier:
     --------                               ---------------------
     Shepherd Street Funds, Inc.            Shepherd Street Funds, Inc.
     c/o Ultimus Fund Solutions, LLC        c/o Ultimus Fund Solutions, LLC
     P.O. Box 46707                         135 Merchant Street, Suite 230
     Cincinnati, Ohio 45246-0707            Cincinnati, Ohio 45246-9453

To make subsequent purchases, simply make a check payable to the Shepherd Street Equity Fund and mail the check to the above-mentioned address. BE SURE TO NOTE YOUR FUND ACCOUNT NUMBER ON THE CHECK.

Your purchase order, if accompanied by payment, will be processed upon receipt by Ultimus Fund Solutions, LLC, the Fund's Transfer Agent. If the Transfer Agent receives your order and payment before the close of regular trading on the NYSE (currently~4:00 p.m. Eastern time), your shares will be purchased at the Fund's net asset value ("NAV") calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

PURCHASING SHARES BY WIRE TRANSFER
To make an initial purchase of shares by wire transfer, you need to take the following steps:

1.   Call 1-888-575-4800 to inform us that a wire is being sent.

2.   Fill out and mail or fax an Account  Application  to the Transfer Agent

3.   Obtain an account number from the Transfer  Agent

4.   Ask your bank to wire funds to the account of:


                                    U.S. Bank
                                 ABA# 042000013
                        For Shepherd Street Equity Fund
                              Account # 199456567
            Further Credit Account # (Your Name and Account Number)


Include your name(s), address and taxpayer identification number or Social Security number on the wire transfer instructions. The wire should state that you are opening a new Fund account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Application Form with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Application Form included with this prospectus, or call the transfer agent and they will send you an application. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

PURCHASING SHARES BY AUTOMATIC INVESTMENT PLAN
You may purchase shares of the Fund through an Automatic Investment Plan ("Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the Plan by filling out the Automatic Investment Plan section of the Application Form included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an Automatic Clearing House member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, and will notify you at least 30 days in advance if it does so. For more information, call the Transfer Agent at 1-888-575-4800.


DETERMINING SHARE PRICES
Shares of the Fund are offered at the next calculated NAV per share. NAV per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board of Directors. The Fund's per share NAV is computed on all days on which the New York Stock Exchange ("NYSE") is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. Eastern time. In the event that the NYSE closes early, the share price will be determined as of the time of closing.


MISCELLANEOUS PURCHASE INFORMATION
The Fund reserves the right to refuse to accept purchase orders under circumstances or in amounts considered disadvantageous to shareholders. Purchase orders will not be accepted unless they are accompanied by payment in U.S.
funds. Payment must be made by wire transfer, check or money order drawn on a U.S. bank, savings and loan association or credit union. The Fund's custodian may charge a fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated at 4:00 p.m. on that day, provided the securities broker transmits your order to the Transfer Agent in a timely manner. The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days of placing the order.


The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

HOW TO SELL (REDEEM) YOUR SHARES
================================================================================
You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.


Shares purchased by check for which a redemption request has been received will not be redeemed until the check or payment received for investment has cleared, a period that may last up to 15 days.


BY MAIL
Redemption requests should be mailed via U.S. mail or overnight courier service to:

     BY U.S. MAIL:                          BY OVERNIGHT COURIER:
     -------------                          ---------------------
     Shepherd Street Funds, Inc.            Shepherd Street Funds, Inc.
     c/o Ultimus Fund Solutions, LLC        c/o Ultimus Fund Solutions, LLC
     P.O. Box 46707                         135 Merchant Street, Suite 230
     Cincinnati, Ohio 45246-0707            Cincinnati, Ohio 45246-9453

The selling price of the shares being redeemed will be the Fund's per share NAV next calculated after receipt of all required documents in Good Order. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good Order means that the request must include:

1.   Your account number.

2. The number of shares to be sold (redeemed) or the dollar value of the amount to ~ be redeemed.

3. The signatures of all account owners exactly as they are registered on the account.

4.   Any required signature guarantees.

5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

SIGNATURE GUARANTEES
A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(i)  if you change the ownership on your account;

(ii) when you want the redemption proceeds sent to a different address than is registered on the account;

(iii)if the proceeds are to be made payable to someone other than the account's owner(s); and


(iv) if a change of address request has been received by the Transfer Agent within 30 days previous to the request for redemption.


In addition, signature guarantees are required for all redemptions of $50,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in Good Order.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee."

BY TELEPHONE

You may  redeem  your  shares  in the  Fund by  calling  the  Transfer  Agent at
1-888-575-4800 if you elected the telephone redemption option on your Application Form when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Transfer Agent within 30 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

The Fund's Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Fund shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.


BY WIRE
You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian currently charges a $15 fee for outgoing wires. This charge is subject to change at any time.

REDEMPTION AT THE OPTION OF THE FUND
If the value of the shares in your account falls to less than $1,000, the Fund may notify you that, unless your account is increased to $1,000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $1,000 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $1,000 as the result of market action. The Fund reserves this right because of the expense to the Fund of maintaining very small accounts.

PURCHASES AND REDEMPTIONS THROUGH BROKER-DEALERS
The Fund has authorized one or more broker-dealers to accept on its behalf purchase and redemption orders for Fund shares. Such brokers and other financial professionals are authorized to designate intermediaries to accept orders on the Fund's behalf. The Fund will be deemed to have received the order when an authorized broker-dealer or its authorized designee accepts the order. Such orders will be priced at the Fund's NAV next computed after such acceptance. If you purchase shares of the Fund through an authorized broker-dealer, the broker-dealer may charge separate fees and may impose requirements or conditions that are in addition to and different from those described in this Prospectus. Broker-dealers have the responsibility of transmitting purchase orders and funds, and of adjusting their customers' accounts following purchases or redemptions in a timely manner in accordance with their customer agreements and this Prospectus.


DIVIDENDS AND DISTRIBUTIONS
================================================================================
Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.


The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund will generally make distributions of its net realized capital gains (after any reductions for capital loss carryforwards) once each year.


Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

TAX CONSIDERATIONS
================================================================================
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

The Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and distributions of net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.


You will be advised annually of the source of distributions for federal income tax purposes. The Fund expects most distributions to be in the form of capital gains.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding.


Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.


Distributions by the Fund will be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.


A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. you should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table below is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the annual report, which is available without charge upon request.


Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                              For the Year   For the Year  For the Period
                                                  Ended          Ended          Ended
                                              September 30,  September 30,  September 30,
                                                   2001           2000          1999(a)
                                              ------------   ------------  -------------
Net asset value at beginning of period...     $   14.81       $   12.84     $   10.00
                                              ------------   ------------  -------------

Income (loss) from investment operations:
  Net investment income (loss)...........        ( 0.04)         ( 0.04)         0.01
  Net realized and unrealized gains
   (losses) on investments...............        ( 3.08)           2.26          2.83
                                              ------------   ------------  -------------
Total from investment operations.........        ( 3.12)           2.22          2.84
                                              ------------   ------------  -------------

Less distributions:
  Dividends from net investment income...          --            ( 0.01)         --
  Distributions from net realized gains..        ( 0.46)         ( 0.24)         --
                                               -----------   ------------  -------------
Total distributions......................        ( 0.46)         ( 0.25)    $    --
                                              ------------   ------------  -------------

Net asset value at end of period.........     $   11.23       $   14.81     $   12.84
                                              ============   ============  =============
Total return.............................       (21.69%)         17.32%        28.40%

Net assets at end of period (000's)......     $  10,570       $   9,658     $   5,707
Ratio of expenses to average net assets..         1.16%           1.25%         1.25%(b)
Ratio of net investment income (loss)
  to average net assets..................        (0.36%)        ( 0.37%)        0.10%(b)
Portfolio turnover rate..................           68%             73%           28%(b)


(a) Represents the period from the commencement of operations (October 2, 1998) through September 30, 1999.
(b)  Annualized.


14
================================================================================

                            CUSTOMER PRIVACY POLICY
--------------------------------------------------------------------------------
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).
o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).
o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for The Shepherd Street Funds, Inc. (the "Fund") and Ultimus Fund Distributors, LLC, the Fund's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-888-575-4800   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

FOR MORE INFORMATION
================================================================================

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquires about the Fund, please contact the Fund at:


                         The Shepherd Street Funds, Inc.
                        c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                          Cincinnati, Ohio 45246-0707
                                 1-888-575-4800


A copy of your requested document(s) will be sent to you within three business days after we receive your request.

YOU MAY ALSO CONTACT US THROUGH OUR WEB SITE ON THE INTERNET AT WWW.SHEPHERD STREETFUND.COM

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database at the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.



                                       Investment Company Act File No.: 811-8883

                         THE SHEPHERD STREET EQUITY FUND
                             MUTUAL FUND APPLICATION

    This application will open any type of account except an IRA and 403b(7). Please complete all information exactly as you wish it to appear on the account

[1]  REGISTER YOUR ACCOUNT (Choose A, B, C, or D)

     [A]  [ ]  Individual or [ ] Joint Tenants _________________________________
          Owner Name ________________________ Social Security Number ___-__-____
          and (if any)
          Joint Owner Name _____________________________________________________
                          (JOINT TENANCY IS ASSUMED UNLESS OTHERWISE SPECIFIED)

     [B]  [ ]  Gift to a Minor Custodian's Name ________________________________
          as custodian for _____________________________________________________
                 (PLEASE DESIGNATE ONLY ONE CUSTODIAN AND ONE MINOR PER ACCOUNT)

          Minor's Name _________________________________________________________
          Minor's Social Security Number _______ - _____ - _______
          Custodian's State of Residence _______________________________________
          Minor's Date of Birth ________________________________________________

     [C]  [ ]  Trust   Trustee(s)' Name ________________________________________
          Name of Trust ___________________________ Date of Agreement___________

     [D]  [ ] Corporation [ ] Partnership [ ] Other
          Entity Name _______________________ Social Security Number ___-__-____
                                              (If sole Proprietor)
          Taxpayer Identification Number ________-______________________________
          (If  other  entity)

          CORPORATIONS, TRUSTS AND PARTNERSHIPS REQUIRE COMPLETION OF THE RESOLUTION SECTION ON THE BACK OF THIS FORM.

================================================================================
[2]  YOUR ADDRESS

     Street or P.O. Box ______________________ Phone Number ___________________

     City ________ State ____ Zip ____ Fax Number _____ E-mail Address ________

================================================================================
[3]  YOUR INVESTMENT

     Please make checks payable to Shepherd Street Equity Fund ($1,000 minimum)

     [ ]Check enclosed $ _________         [ ]Wired from Bank $ _________

        Date _________ Wire Number _________

================================================================================
[4]  DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS

     (If no choice is made, dividends and capital gains will be reinvested.) INCOME DIVIDENDS [ ] reinvested [ ] paid in cash

     CAPITAL GAINS DISTRIBUTIONS [ ] reinvested [ ] paid in cash

================================================================================
[5]  TELEPHONE REDEMPTIONS

     You may redeem shares, subject to the limitations set forth in the Prospectus, from your account simply by calling Ultimus Fund Solutions. Please check the box below to establish the Telephone Redemption Service.

     [ ] I want Telephone Redemption Service.

================================================================================
[6]  WIRE REDEMPTIONS

     I/We authorize Ultimus Fund Solutions to honor requests believed to be authentic for wire redemptions proceeds to bank indicated.

     Bank Name _____________________________ Bank Account Number _______________
     Bank Transit/ABA No. __________________ Bank Telephone Number _____________ Name(s) in which bank account is Registered _______________________________

     o A signature guarantee will be required if your bank registration does not match your Shepherd Street Equity Fund account registration. Please review the rules for signature guarantees in the Prospectus.

================================================================================
                 ANY QUESTIONS? PLEASE CALL TOLL-FREE (888) 575-4800.

[7]  OTHER INFORMATION

     Employer Name _________________________________ U.S. Citizen?[ ] Yes [ ] No
     Employer Address ______________________________
     Occupation ____________________________________

     Are you an associated person of an NASD member? [ ] Yes [ ] No
     __________________________________________________
     Mother's Maiden Name (for identification purposes)

================================================================================
[8]  AUTOMATIC  INVESTMENT  PLAN.  A VOIDED CHECK MUST BE ATTACHED.

     Bank Name _______________________ Bank Address ____________________________
     Bank Transit/ABA No. __________________ My Account No. ____________________
                             (nine digits)
     Select Monthly deposit (minimum $100) amount and day:
     [ ]  1st of the month (or next business day)
     [ ]  15th of the month (or next business day) $ _________ Amount of Deposit

     The Automatic Investment Plan is a convenient way to purchase shares automatically or at your discretion. The Shepherd Street Equity Fund will transfer money from your bank account to your account. Please note savings accounts are not eligible for this service. We will send confirmation of your purchase through the Automatic Investment Plan; please wait 3 weeks after receiving notice before using the service.

================================================================================
[9]  SIGNATURE

     Please sign application, enclose your check and mail to:

                         THE SHEPHERD STREET EQUITY FUND
                         P.O. BOX 46707
                         CINCINNATI, OH 45246-0707

     I/we are of legal age and have full authority to purchase shares in The Shepherd Street Equity Fund. I/we have received and read the current Prospectus, agree to its terms and understand that by signing below (a) I/We hereby ratify all instructions given on this account and agree that neither the Fund nor Ultimus Fund Solutions, LLC nor their affiliates will be liable for any loss, cost or expense for acting upon such instructions (by telephone or writing) believed by it to be genuine and in accordance with the procedures described in the Prospectus, and (b) as required by Federal Law, I/We certify under Penalties of Perjury (1) that the Social Security or Taxpayer Identification Number provided herein is correct, (2) that the IRS has never notified me/us that I/we are subject to backup withholding, and (3) I/we are U.S. persons (including a U.S. resident alien). (Note: if part (2) of this sentence is not true in your case, please strike out that part before signing.)

     Owner or Custodian _________________________________________ Date _________

     Joint Owner (if any) _______________________________________ Date _________

     Corporate Officers or Trustees (Please complete certification.)

     Signature _________________________ Title __________________ Date _________

     Signature _________________________ Title __________________ Date _________

     COMPLETE  THE   CERTIFICATION   BELOW  ONLY  IF  YOU  ARE  A   CORPORATION,
     PARTNERSHIP, TRUST, OR OTHER ORGANIZATION.

     I hereby certify: i) that I am the duly qualified _________ of ________, a _______ duly organized and existing under the laws of _________________.

     OR                                                               CORPORATE
                                                                         SEAL

     ii( that ____________________________________ is (are) the currently acting

     [trustees(s)] [partners(s)] of ____________________________________________

     That all actions by shareholders, directors, trustees, partners, and other bodies necessary to execute the Purchase Application and establish an account with The Shepherd Street Equity Fund have been taken, and further

     That the following officer(s) or trustee(s) are, and until further notice to The Shepherd Street Equity Fund will be, duly authorized and empowered to purchase, sell, assign, transfer and withdraw securities and funds from the account established hereby.

     Name ________________________ Title _______________ Signature _____________

     Name ________________________ Title _______________ Signature _____________

     Signature of certifying officer ____________________________ Date _________

================================================================================

THE SHEPHERD STREET
EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE SHEPHERD STREET EQUITY FUND


                             DATED JANUARY 15, 2002


                                   A series of
                         THE SHEPHERD STREET FUNDS, INC.
                               480 Shepherd Street
                       Winston-Salem, North Carolina 27103
                                 1-888-575-4800


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Shepherd Street Equity Fund (the "Fund"), dated January 15, 2002. You may obtain a copy of the Fund's Prospectus, free of charge, by writing to The Shepherd Street Funds, Inc., c/o Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or by calling 1-888-575-4800.



                                TABLE OF CONTENTS

         Management of the Fund..............................................  2
         Investment Policies and Restrictions................................  2
         Investment Adviser..................................................  8
         Directors and Officers.............................................. 10
         Performance Information............................................. 12
         Purchasing and Redeeming Shares..................................... 14
         Tax Information..................................................... 15
         Portfolio Transactions.............................................. 18
         Custodian........................................................... 18
         Transfer Agent, Fund Accountant and Administrator................... 19
         Principal Underwriter............................................... 19
         Independent Accountants............................................. 20
         Legal Counsel   .................................................... 20
         Distribution Plan................................................... 20
         Financial Statements................................................ 21

                             MANAGEMENT OF THE FUND


The Shepherd Street Funds, Inc. (the "Company"), an open-end management investment company, was incorporated in Maryland on July 16, 1998. The affairs of the Company are managed by a Board of Directors, which approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent, investment adviser and administrator. The day-to-day operations of the Fund are delegated to the Fund's investment adviser.


The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the shares of the Fund are the only class of shares being offered by the Company. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.


According to the laws of Maryland under which the Company is incorporated, and the Company's bylaws, the Fund is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, the Fund will not hold annual shareholder meetings unless required to do so under the 1940 Act.



                      INVESTMENT POLICIES AND RESTRICTIONS


The Fund's investment objectives and the manner in which the Fund pursues its investment objectives are generally discussed in the Prospectus. This Section provides additional information concerning the types of securities in which the Fund may invest, some of the risks associated with investments in those securities, and the Fund's investment restrictions.

The Fund is a diversified Fund, meaning that as to at least 75% of the Fund's assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities. The Fund normally will invest at least 80% of net assets in common stock and securities convertible into common stock. The Fund may also invest in a variety of other securities. The principal types of securities in which the Fund may ordinarily invest are described in the Prospectus, along with any restrictions on such investments, and, where necessary, a brief discussion of any risks unique to the particular security.

COMMON STOCKS. The Fund will ordinarily invest at least 80% of its net assets in common stock or securities convertible into common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perceptions and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets.


FOREIGN SECURITIES. The Fund may invest up to 25% of its assets in common stock of foreign issuers which are publicly traded on U.S. exchanges, either directly or in the form of American Depository Receipts (ADRs). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.


Investing in foreign securities is riskier compared to domestic investments. Foreign companies are generally not subject to U.S. regulations or uniform accounting, auditing and financial reporting standards, so there may be less publicly available information about these companies. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Also, foreign securities are often denominated in a currency other than the U.S. dollar, resulting in currency exchange risk. Although the Fund intends to invest only in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.


PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.


COMPANIES WITH UNUSUAL VALUATIONS BASED ON MANY TRADITIONAL METHODS. The market prices of securities of companies that are growing very quickly and/or the securities of companies that investors believe are addressing large potential markets (such as Internet-related businesses) that may not yet have been realized may reflect unreasonable valuations by traditional valuation techniques. Many of these types of companies have a low level of revenues relative to their market capitalization, and many are not yet profitable.

Since the prices of the securities of these companies do not reflect the usual relationships between price and corporate revenues, income or profits, investments in their securities are accompanied by a substantial risk of loss because of their volatility and speculative nature. Numerous factors may cause the prices of these securities to fall precipitously, which may cause the Fund to sustain substantial losses on any investments in such companies. These factors include, but are not limited to, market participants evaluating these securities using more traditional valuation techniques, investors taking less interest in these securities, a general downturn in the market for these securities, or adverse changes in market participants' expectations regarding the potential markets, recenues, income or profitability for these types of companies.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Fund includes the gross dividends from such REITs in its distribution to its shareholders, a portion of the Fund's distributions may also be designated as a return of capital. The Fund will not invest more than 10% of its assets in REITS.

OPTIONS ON EQUITIES. Although the Fund will not normally do so, the Fund may occasionally invest in options contracts to decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when an options contract is priced more attractively than the underlying security or index.

The Fund may write (i.e. sell) covered call options, and may purchase put and call options, on equity securities traded on a United States exchange or properly regulated over-the-counter market. The Fund may also enter into such transactions on indexes. Options contracts can include long-term options with durations of up to three years.


The Fund may enter into these transactions so long as the value of the underlying securities on which options contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed five percent (5%) of the Fund's net assets. When writing options, to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of the underlying securities upon which the option was written, cash, cash equivalents, U.S. Government securities or other high-grade liquid debt securities in an amount equal to the aggregate fair market value of its commitments to such transactions.


Options Risk Factors.  The primary risks associated with the use of options are:
(1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options contract and the resulting inability of the Fund to close out the position prior to the maturity date. Investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities will minimize the risk of imperfect correlation. Entering into such transactions only on national exchanges and over-the-counter markets with an active and liquid secondary market will minimize the risk that the Fund will be unable to close out a position.

DEBT SECURITIES. The Fund may invest in corporate or U.S. Government debt securities including zero coupon bonds. Corporate debt securities may be convertible into preferred or common stock. In selecting corporate debt securities for the Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities.

The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk.

Zero coupon bonds do not provide for cash interest payments but instead are issued at a discount from face value. Each year, a holder of such bonds must accrue a portion of the discount as income. Because issuers of zero coupon bonds do not make periodic interest payments, their prices tend to be more volatile than other types of debt securities when market interest rates change.

MONEY MARKET FUNDS. The Fund may invest in securities issued by other registered investment companies that invest in short-term debt securities (i.e., money market funds). As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund may invest in such instruments to the extent that such investments do not exceed 10% of the Fund's net assets and 3% of any investment company's outstanding securities.


U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government securities. U.S. Government securities may be backed by the credit of the U.S. Government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Other securities issued by U.S. Government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. Government.


REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and other financial institutions, provided that the Fund's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of lack of available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limit set forth above.


WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government securities or other high-grade liquid debt securities in an amount equal to the aggregate fair market value of its commitments to such transactions.

TEMPORARY DEFENSIVE POSITION. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such times, the Fund may hold up to 100% of its portfolio in cash, money market and U.S. Government securities or other investments deemed suitable by the Adviser. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

PORTFOLIO TURNOVER. The Fund's portfolio turnover rates for the fiscal years ended September 30, 2001, 2000 and 1999 were 68%, 73% and 28%, respectively. Higher portfolio turnover rates may result in higher rates of net realized capital gains to the Fund, thus the portion of the Fund's distributions constituting taxable gains may increase. In addition, higher portfolio turnover activity can result in higher brokerage costs to the Fund. The Adviser expects that the Fund will maintain a portfolio turnover ratio below 100%, but you should be aware that the Fund may exceed that ratio in any given year.


INVESTMENT RESTRICTIONS. The complete list of the Fund's investment restrictions is as follows.

The Fund will not:

1. To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing;

5. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

6.   Make margin purchases or short sales of securities;

7. Invest in companies for the purpose of management or the exercise of control;

8. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities);

9. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Adviser;

10. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration;

11. Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate;

12.  Purchase warrants on securities;

13.  Issue senior securities; or

14.  Invest in commodities, or invest in futures or options on commodities.


Restrictions 1 through 14 listed above are fundamental policies, and may be changed only with the approval of a majority of the outstanding shares of the Fund. For purposes of these fundamental investment restrictions, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.


The Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval. The Fund may not:

a. Invest more than 25% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

b. Invest more than 15% of its net assets in securities that are not readily marketable;
c. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and
     (b) where acquisition results from a dividend or merger, consolidation or other reorganization;
d. purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund;
e. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost; or
f. Invest more than 10% of the Fund's assets (valued at time of investment) in initial margin deposits of options or futures contracts.


                               INVESTMENT ADVISER


Salem Investment Counselors, Inc. (the "Adviser") was organized as a corporation under the laws of the State of North Carolina in 1979 and registered as an investment adviser with the Securities and Exchange Commission in April 1979. The Adviser is one of the largest private financial counseling firms in North Carolina, providing financial management services to individuals, corporations, and professional organizations in North Carolina and throughout the United States. The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to services agreements with the Company dated September 30, 1998. Messrs. David B. Rea, Robert T. Beach, William R. Watson and Jeffrey C. Howard are officers of the Adviser and Directors and/or officers of the Company. Accordingly, each of those persons is considered an "affiliated person," as that term is defined by the Act. Mr. David B. Rea is portfolio manager for the Fund.


Investment Advisory Agreement.
------------------------------
The Company has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser. Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund's investment policies and restrictions. The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold and held, and makes changes on behalf of the Company in the investments of the Fund. At all times the Adviser's actions on behalf of the Fund are subject to the overall supervision and review of the Board of Directors of the Company.

The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.


The Advisory Agreement may be continued from year to year so long as its continuance is approved at least annually (a) by the vote of a majority of the Directors of the Company who are not "interested persons" of the Company or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to the Advisory Agreement, the Adviser receives a fee, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's average daily net assets. During the fiscal years ended September 30, 2001, 2000 and 1999, the Fund paid investment advisory fees of $43,146, $31,540 and $13,274, respectively, to the Adviser.


Operating Services Agreement.
-----------------------------
The Company has also entered into an Operating Services Agreement (the "Services Agreement") with the Adviser. Under the terms of the Services Agreement, the Adviser provides, or arranges to provide, day-to-day operational services to the Fund including, but not limited to:

1.  accounting                                       6.  custodial
2.  administrative                                   7.  fund share distribution
3.  legal (except litigation)                        8.  shareholder reporting
4.  dividend disbursing and transfer agent           9.  sub-accounting
5.  registrar                                        10. recordkeeping services



For its services to the Fund under the Services Agreement, the Adviser receives a fee, calculated daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. Prior to October 30, 2000, the Adviser received a fee at the annual rate of 0.60% of the Fund's average daily net assets. During the fiscal years ended September 30, 2001, 2000 and 1999, the Fund paid fees under the Services Agreement of $54,691, $47,310 and $19,911, respectively, to the Adviser.


The effect of the Advisory Agreement and the Services Agreement is to place a "cap" on the Fund's normal operating expenses at 0.90%. The only other expenses incurred by the Fund are distribution (12b-1) fees, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

Under the Services Agreement, the Adviser may, with the Company's permission, employ third parties to assist it in performing the various services required of the Fund. The Adviser is responsible for compensating such parties.

On October 5, 2000, the Adviser, with the Company's consent, entered into agreements with Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide transfer agency, fund accounting and administrative services for the Fund, and a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), wherein the Distributor acts as principal underwriter for the Fund's shares. Prior to October 5, 2000, Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, Pennsylvania, provided accounting, transfer agency and administrative services to the Fund and Declaration Distributors, Inc. served as principal underwriter to the Fund. All fees charged by Ultimus and the Distributor are paid by the Adviser. The Adviser also previously paid all fees charged by the Declaration Group.


                             DIRECTORS AND OFFICERS

The Board of Directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the bylaws of the Company and review by the Board of Directors. The
Directors and executive officers of the Company are listed below. The business address of each Director and officer is 480 Shepherd Street, Winston-Salem, North Carolina 27103.

                                   Position                   Principal Occupation for
Name, Age                          with Company               The Last Five Years
---------                          ------------               -------------------


David B. Rea*                      President and              President of Salem Investment Counselors,
(Age 46)                           Director                   Inc.  Chartered Financial Analyst (1987).
                                                              MBA degree, Indiana University, 1981.  Juris
                                                              Doctorate degree, Wake Forest University School
                                                              of Law, 1979. Certified Public Accountant (1982).

William R. Watson*                 Director and               Investment Counselor with Salem
(Age 60)                           Vice President             Investment Counselors, Inc.
                                                              Chartered Financial Analyst (1975).
                                                              Undergraduate degree, North Carolina State
                                                              University, 1963.  MBA Degree, University of
                                                              North Carolina, 1976.

James T. Broyhill**                Director                   Retired.  Former Secretary of North
(Age 74)                                                      Carolina Dept. of Economic & Community
                                                              Development, 1989-91.  United States Senator,
                                                              July 1996-November 1996. Member of The United
                                                              States House of Representatives, 1963-1986.
                                                              Director, BMC Fund (closed-end investment
                                                              company).

Ralph M. Stockton, Jr.*            Director                   Attorney, partner in firm of Kilpatrick
(Age 74)                                                      Stockton LLP, legal counsel to the Company.
                                                              Undergraduate degree, University of North
                                                              Carolina, 1948. Juris Doctorate degree, with
                                                              Honors, University of North Carolina School of
                                                              Law. Member, American Bar Association, U.S.
                                                              Supreme Court Historical Society, North Carolina
                                                              Bar Association.  Inducted into North Carolina Bar
                                                              Association General Practice Hall of Fame, 1993.


                                      -10-


Helen C. Hanes                     Director                   Private Investor.  Undergraduate degrees
(Age 84)                                                      from Marion College and Wittenberg
                                                              University.  Doctorate of Humane Letters from
                                                              Roanoke College.

Robert T. Beach*                   Vice President             Investment Counselor with Salem
(Age 55)                                                      Investment Counselors, Inc.
                                                              Chartered Financial Analyst (1988).
                                                              Undergraduate degree, Dartmouth College.
                                                              MBA degree, Stanford Graduate School of
                                                              Business.  Juris Doctorate degree, Stanford
                                                              Law School.

Dale M. Brown*                     Vice President             Investment Counselor with Salem
(Age 49)                                                      Investment Counselors, Inc.
                                                              Undergraduate degree, University of North
                                                              Carolina, 1975.  Juris Doctorate degree,
                                                              University of North Carolina School of Law,
                                                              1979.

Jeffrey C. Howard*                 Secretary and              Vice President of Salem Investment
(Age 47)                           Treasurer                  Counselors, Inc.  Undergraduate degree,
                                                              Duke University, 1976.  Juris Doctorate degree,
                                                              University of Tulsa College of Law, 1979.


     * Indicates  an  "interested  person" of the Company as defined by the 1940 Act.

     **  James T. Broyhill is the father-in-law of Robert T. Beach.


The table below sets forth the compensation paid to each of the Directors of the Company who are not interested persons of the Adviser during the fiscal year ended September 30, 2001:


                                  Compensation        Pension           Annual           Total Compensation
 Name of Director                 from Company        Benefits          Benefits         Paid to Director
 ----------------                 ------------        --------          --------         ----------------
James T. Broyhill                 $5,750                None              None                $5,750

Ralph M. Stockton, Jr.            $5,750                None              None                $5,750

Helen C. Hanes                    $4,750                None              None                $4,750



The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding shares. The Company's bylaws contain procedures for the removal of Directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed Directors.


PRINCIPAL STOCKHOLDERS. As of December 17, 2001, the following accounts owned of record 5% or more of the Fund's outstanding shares:

Name and Address                            Number of Fund         Percentage of Fund's
of Shareholder                              Shares Owned           Outstanding Shares
--------------                              ------------           ------------------
Wachovia Securities, Inc.                      53,710                     5.5%
FBO Client Account
P.O. Box 1220
Charlotte, North Carolina 28201

BB&T Trust Company                             52,142                     5.4%
434 Fayetteville Street Mall, 4th Floor
Raleigh, North Carolina 27601

As of December 17, 2001,  the  Directors  and officers of the Company as a group owned of record or beneficially 15.6% of the outstanding shares of the Fund.



                             PERFORMANCE INFORMATION


From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                 P (1+T)n = ERV

Where:        P = a hypothetical initial investment of $1000
              T = average annual total return
              n = number of years
                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)


The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Fund for the periods ended September 30, 2001 are as follows:

                  1 year                                    -21.69%
                  Since inception (October 2, 1998)           5.66%

The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions, or may indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the cumulative return of the Fund for the period since inception (October 2, 1998) to September 30, 2001 is 17.97%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.


The Fund may also advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1) 6 - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that they were entitled to receive dividends d = the maximum offering price per share on the last day of the period


The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such performance comparisons to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                         PURCHASING AND REDEEMING SHARES

Purchases and redemptions will be made at net asset value. The Fund's net asset value is determined on days on which the New York Stock Exchange ("NYSE") is open for trading. For purposes of computing the net asset value of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund is open for business on each day that the NYSE is open. The NYSE is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, God Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., Eastern time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. For shares redeemed prior to being held for at least six months, the redemption value is the NAV less a redemption fee equal to 0.5% of the NAV.

TELEPHONE PURCHASES BY SECURITIES FIRMS. Brokerage firms that are NASD members may telephone the Transfer Agent at 1-888-575-4800 and buy shares for investors who have investments in the Fund through the brokerage firm's account with the Fund. By electing telephone purchase privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Fund, the Distributor nor the Transfer Agent shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that inititated the telephone purchase. As a result of these and other policies, the NASD member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to follow these established procedures, they may be liable. The Fund may modify or terminate these telephone privileges at any time.



                                 TAX INFORMATION


The Fund has qualified and intends to continue to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.


The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of September 30, 2001, the Fund had capital loss carryforwards for federal income tax purposes of $262,251, which expire on September 30, 2008. In addition, the Fund had net realized capital losses of $654,554 during the period November 1, 2000 through September 30, 2001, which are treated for federal income tax purposes as arising during the Fund's fiscal year ending September 30, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.


TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes, the original cost would continue as the tax basis.


If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 30% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.


Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.


A portion of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.


Long-term capital gains earned by the Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.

                             PORTFOLIO TRANSACTIONS


The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it is possible that the rate of portfolio turnover may be substantial. The Fund expects that its annual portfolio turnover rate will not exceed 100% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.


High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Decisions to buy and sell securities for the Fund are made by the Adviser, subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.


During the fiscal years ended September 30, 2001, 2000 and 1999, the Fund paid brokerage commissions of $18,789, $12,355 and $6,159, respectively.

CODE OF ETHICS. The Company, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Company, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.



                                    CUSTODIAN


U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund's investments. As custodian, U.S. Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

                TRANSFER AGENT, FUND ACCOUNTANT AND ADMINISTRATOR

The Adviser has retained Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to act as the Fund's transfer agent. Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Adviser for its services as transfer agent a fee payable monthly at an annual rate of $17 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Adviser pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Adviser pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets in excess of $25 million. In addition, the Adviser pays all costs of external pricing services.

Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services, and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Directors. For the performance of these administrative services, the Adviser pays Ultimus a fee at the annual rate of .15% of the average value of the Fund's daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .10% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million; provided, however, that the minimum fee is $2,000 per month.

Prior to October 5, 2000, Declaration Services Company, 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428, provided the transfer agency, accounting and administrative services described above with respect to Ultimus. All fees charged by Declaration Services Company were paid by the Adviser.


                              PRINCIPAL UNDERWRITER


Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Company pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year if such continuance is approved at least annually (i) by the Board of Directors or a vote of a majority of the Fund's outstanding shares, and (ii) by a majority of the Directors who are not interested persons of the Company or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Company. The Distribution Agreement will automatically terminate in the event of its assignment.

The Distributor is an affiliate of the Fund's transfer agent, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Company. The Distributor is compensated by the Adviser for its services to the Company.

Prior to October 5, 2000, Declaration Distributors, Inc., 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428, served as principal underwriter for the Company. All fees charged by Declaration were paid by the Adviser.


                             INDEPENDENT ACCOUNTANTS


The firm of Tait, Weller & Baker, 8 Penn Center, Suite 800, Philadelphia, Pennsylvania 19103, has been selected as the Company's independent auditors for the fiscal year ending September 30, 2002. Tait, Weller & Baker performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.



                                  LEGAL COUNSEL


Kilpatrick Stockton LLP, 3737 Glenwood Avenue, Suite 400, Raleigh, North Carolina 27612, acts as legal counsel to the Company.



                                DISTRIBUTION PLAN


As stated in the Prospectus, the Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Plan") which permits the Fund to make payments to the Adviser to pay for sales and promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders. The Plan expressly limits payments to the Adviser in any fiscal year to a maximum of .25% of the average daily net assets of the Fund.

Pursuant to the Plan, the Adviser is paid a fee each month for expenses incurred in the distribution and promotion of the Fund's shares, including, but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others. Any expense of distribution in excess of 0.25% per annum will be borne by the Adviser without any additional payments by the Fund. It is possible that Plan accruals will exceed the actual expenditures by the Adviser for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

During the fiscal year ended September 30, 2001, the Fund made payments of $26,966 to the Adviser pursuant to the Plan.


The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for distribution activities in promoting the sale of the Fund's shares. The Board of Directors, including the non-interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Plan has been approved by the Company's Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act. The Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested Directors be committed to the discretion of the non-interested Directors. The Plan and any related agreements may be terminated at any time, without any penalty: (1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, (2) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, or (3) automatically by any act that terminates the Advisory Agreement with the Adviser.

The Plan and any related agreements may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Adviser is required to report in writing to the Board of Directors of the Company, at least quarterly, on the amounts and purpose of any payment made under the Plan, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.


                              FINANCIAL STATEMENTS


The financial statements of the Fund are incorporated herein by reference to the audited annual report of the Fund dated September 30, 2001.

                 =============================================




                                    SHEPHERD
                                     STREET
                                     EQUITY
                                      FUND










                 =============================================


                        THE SHEPHERD STREET FUNDS, INC.
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2001

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

THE SHEPHERD STREET EQUITY FUND
================================================================================

                                                                        SHEPHERD
                                                                         STREET
                                                                         EQUITY
                                                                          FUND


Dear Shareholder:

On September 30, 2001, the Shepherd Street Equity Fund completed its third year of investment activity. Until the final three months of that period, the fund had compiled a cumulative return of 45.29%, for an average annual return of 14.55%. The tragic events of September 11 exacerbated the declines in the equity markets over the last quarter, and the companies in which your Fund invests saw their stock prices post significant declines over that period. The result is that the net asset value of your Fund also declined significantly, resulting in a three-year cumulative return of 17.97% and an average annual return of 5.66%. By comparison, the Standard & Poor 500 index gained 9.53% on a cumulative basis and had an annualized three-year return of 3.08%.

Since October of 1998, we have experienced a financial crisis in Asia and Russia, the inflating and eventual bursting of the technology, telecommunications and Internet bubbles, and an unprecedented attack upon our Nation. Despite the market volatility and recent declines in the equity markets, we continue to believe that owning stock in well-managed, quality companies that either make good products or provide valuable services will reward long-term investors. Rarely have we witnessed the extent of monetary and fiscal stimulus injected into our economy through the series of Federal Reserve interest rate reductions and promised federal government spending. In our judgment, these efforts will eventually move our economy from recession to a posture of growth and expansion. As we apply our investment discipline of owning a diverse portfolio of common stocks, including growth and value companies that range from small to large capitalization, we see particular value in the health-care, basic materials, financial and energy sectors. We are solidly invested in all those areas, as well as in selected companies in technology, capital goods and consumer cyclicals.

As your portfolio manager, we are sensitive to the tax consequences of our investment decisions, and the Fund recently received a Morningstar tax efficiency rating of 90.69%. This past fiscal year, $0.4557 per share was distributed to you by way of short-term capital gain distributions.

We are also pleased to announce that Internet access to your Shepherd Street Equity Fund account will be available in the very near future, and you can expect the details to be forthcoming.

Thank you for your investment in the Fund. We pledge to continue to our efforts to grow your investment.

                                                Sincerely yours,

                                                /s/ David B. Rea

                                                David B. Rea, President,
                                                The Shepherd Street Funds, Inc.

THE SHEPHERD STREET EQUITY FUND
================================================================================
        Comparison of the Change in Value of a $10,000 Investment in the Shepherd Street Equity Fund and the Standard & Poor's 500 Index

[GRAPHIC OMMITTED]

          SHEPHERD STREET EQUITY FUND                                    S&P 500 INDEX

     10/1/1998                   10,000                     10/1/1998                   10,000
    12/31/1998      20.40%       12,040                    12/31/1998      25.06%       12,506
     3/31/1999       0.33%       12,080                     3/31/1999       4.98%       13,129
     6/30/1999      13.66%       13,730                     6/30/1999       7.05%       14,055
     9/30/1999      -6.48%       12,840                     9/30/1999      -6.24%       13,177
    12/31/1999      12.15%       14,400                    12/31/1999      14.88%       15,138
     3/31/2000       4.75%       15,085                     3/31/2000       2.29%       15,485
     6/30/2000      -0.20%       15,054                     6/30/2000      -2.66%       15,073
     9/30/2000       0.07%       15,064                     9/30/2000      -0.97%       14,927
    12/31/2000      -4.68%       14,359                    12/31/2000      -7.82%       13,759
     3/31/2001      -8.87%       13,085                     3/31/2001     -11.86%       12,128
     6/30/2001      11.03%       14,529                     6/30/2001       5.85%       12,837
     9/30/2001     -18.80%       11,797                     9/30/2001     -14.68%       10,953

Past performance is not predictive of future performance.

======================================
    Shepherd Street Equity Fund
    Average Annual Total Returns
(for periods ended September 30, 2001)

     1 Year     Since Inception*
     ------     ---------------
     -21.69%         5.66%
======================================

*Initial public offering of shares was October 2, 1998.

The returns shown do not reflect the deduction of  taxes a shareholder would pay on fund distributions or the redemptin of fund shares.

THE SHEPHERD  STREET EQUITY FUND
================================================================================
SCHEDULE OF INVESTMENTS
September 30, 2001

                                                                      MARKET
        SHARES                                                        VALUE
        ------                                                       -------

                COMMON STOCKS-- 97.3%
                Basic Materials-- 3.3%
        9,000   Martin Marietta Materials, Inc...................$       351,990
                                                                 ---------------


                Capital Goods-- 5.3%
        40,000  Clean Harbors, Inc. (a)..........................         92,000
        8,865   Koninklijke Philips Electronics NV...............        171,095
        11,000  Waste Management, Inc............................        294,140
                                                                 ---------------
                                                                         557,235
                                                                 ---------------

                Communications-- 2.7%
        16,000  CommScope, Inc. (a)..............................        285,920
                                                                 ---------------


                Consumer Cyclicals-- 6.0%
        32,000  Clayton Homes, Inc...............................        390,400
        7,600   Tribune Company..................................        238,640
                                                                 ---------------
                                                                         629,040
                                                                 ---------------

                Consumer Staples-- 13.6%
        26,000  Liberty Media Corporation (a)....................        330,200
        8,675   PepsiCo, Inc.....................................        420,737
        14,750  SYSCO Corporation................................        376,715
        8,000   Tricon Global Restaurants, Inc. (a)..............        313,760
                                                                 ---------------
                                                                       1,441,412
                                                                 ---------------

                Energy-- 5.1%
        8,000   Devon Energy Corporation.........................        275,200
        20,000  Remington Oil and Gas Corporation (a)............        261,800
                                                                 ---------------
                                                                         537,000
                                                                 ---------------
                Financial-- 22.6%
        6       Berkshire Hathaway, Inc. - Class A (a)...........        420,000
        10,000  Capital One Financial Corporation................        460,300
        8,333   Citigroup, Inc...................................        337,487
        21,000  Southern Financial Bancorp, Inc..................        483,000
        19,800  Triad Guaranty, Inc. (a).........................        692,010
                                                                 ---------------
                                                                       2,392,797

                Health Care-- 9.8%
        3,900   Cardinal Health, Inc.............................        288,405
        5,000   Guidant Corporation (a)..........................        192,500
        5,050   Merck & Company, Inc.............................        336,330
        31,000  PharmaNetics, Inc. (a)...........................        217,000
                                                                 ---------------
                                                                       1,034,235
                                                                 ---------------

The Shepherd Street Equity Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2001

                                                                      MARKET
        SHARES                                                         VALUE
        ------                                                         -----

                COMMON STOCKS-- 97.3% (Continued)
                Manufacturing-- 12.8%
        8,000   General Electric Company                         $       297,600
        5,000   Minnesota Mining & Manufacturing Company                 492,000
       12,000   Shaw Group, Inc. (a)                                     338,040
        5,000   Tyco International Limited                               227,500
                                                                 ---------------
                                                                       1,355,140
                                                                 ---------------

                Services-- 2.6%
       25,000   ServiceMaster Company (The)......................        277,250
                                                                 ---------------

                Technology-- 12.1%
        9,000   AOL Time Warner, Inc. (a)........................        297,900
       20,000   Cisco Systems, Inc. (a)..........................        243,600
        9,100   Hewlett-Packard Company..........................        146,510
       11,600   Intel Corporation................................        236,524
        6,950   Microsoft Corporation (a)........................        355,631
                                                                 ---------------
                                                                       1,280,165
                                                                 ---------------

                Textiles-- 1.4%
       81,950   Frisby Technologies, Inc. (a)....................        147,510
                                                                 ---------------

                TOTAL COMMON STOCKS-- 97.3% (Cost $10,993,073)...$    10,289,694
                                                                 ---------------


                MONEY MARKET SECURITIES-- 2.7%
      285,397   First American Treasury Fund
                (Cost $285,397)..................................$       285,397
                                                                 ---------------

                TOTAL INVESTMENTS AT VALUE-- 100.0%
                (Cost $11,278,470)...............................$    10,575,091

                LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.0)%...       ( 4,962)
                                                                 ---------------

                NET ASSETS-- 100.0%..............................$    10,570,129
                                                                 ===============

(a) Non-income producing security.


                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
================================================================================
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001


ASSETS
  Investments in securities:
   At acquisition cost...........................................$    11,278,470
                                                                 ===============
   At market value (Note 1)......................................$    10,575,091
  Dividends receivable...........................................          4,266
  Other assets...................................................             47
                                                                 ---------------
         TOTAL ASSETS............................................$    10,579,404
                                                                 ---------------
LIABILITIES
   Due to Advisor (Note 3).......................................          7,101
   Accrued distribution fees (Note 3)............................          2,174
                                                                 ---------------
         TOTAL LIABILITIES.......................................          9,275
                                                                 ---------------
NET ASSETS.......................................................$    10,570,129
                                                                 ===============
Net assets consist of:
  Common stock (Unlimited shares of $.0001 par value
   authorized, 941,455 shares outstanding).......................$            94
  Additional paid-in capital.....................................     12,248,376
  Accumulated net realized losses from security transactions.....     ( 974,962)
  Net unrealized depreciation on investments.....................     ( 703,379)
                                                                 ---------------
Net assets.......................................................$    10,570,129
                                                                 ===============
Shares of beneficial interest outstanding........................        941,455
                                                                 ===============
Net asset value and offering price per share(a)..................$         11.23
                                                                 ===============


(a) Redemption price varies based on length of time held (Note 1).


                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
================================================================================
STATEMENT OF OPERATIONS
Year Ended September 30, 2001

INVESTMENT INCOME
  Dividends......................................................$        85,543
                                                                 ---------------
EXPENSES
  Investment advisory fees (Note 3)..............................         43,146
  Distribution fees (Note 3).....................................         26,966
  Service fees (Note 3)..........................................         54,691
                                                                 ---------------
   TOTAL EXPENSES................................................        124,803
                                                                 ---------------
NET INVESTMENT LOSS..............................................      ( 39,260)
                                                                 ---------------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
  Net realized losses from security transactions.................     ( 880,032)
  Net change in unrealized appreciation/depreciation
   on investments................................................    (1,684,175)
                                                                 ---------------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENT.................   ( 2,564,207)
                                                                 ---------------
NET DECREASE IN NET ASSETS FROM OPERATIONS.......................$  ( 2,603,467)
                                                                 ===============


                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                  For the Year     For the Year
                                                     Ended            Ended
                                                 September 30,     September 30,
                                                     2001              2000
                                                 -------------    -------------
FROM OPERATIONS
  Net investment loss............................$   ( 39,260)    $   ( 28,925)
  Net realized gains (losses) from security
   transactions..................................   ( 880,032)         301,788
  Net change in unrealized appreciation/
   depreciation on investments................... ( 1,684,175)         834,008
                                                 -------------    --------------
Net increase (decrease) in net assets
 from operations................................. ( 2,603,467)       1,106,871
                                                 -------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income.....................           --         ( 3,156)
  From net realized gains on investments.........   ( 367,794)       ( 131,866)
                                                 -------------    --------------
Decrease in net assets from distributions
 to shareholders.................................   ( 367,794)       ( 135,022)
                                                 -------------    --------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold......................   3,919,033        4,104,075
  Net asset value of shares issued in
   reinvestment of distributions to shareholders.     367,794          135,002
  Payment for shares redeeemed...................   ( 403,262)     ( 1,260,355)
                                                 -------------    --------------

Net increase in net assets from capital
 share transactions..............................   3,883,565        2,978,722
                                                 -------------    --------------

TOTAL INCREASE IN NET ASSETS                          912,304        3,950,571

NET ASSETS
  Beginning of year                                 9,657,825        5,707,254
                                                 -------------    --------------
  End of year....................................$ 10,570,129     $  9,657,825
                                                 =============    ==============

CAPITAL SHARE ACTIVITY
  Sold...........................................     292,235          284,907
  Reinvested.....................................      26,295            9,454
  Redeemed.......................................    ( 29,402)        ( 86,499)
                                                 -------------    --------------
  Net increase in shares outstanding.............     289,128          207,862
  Shares outstanding at beginning of year........     652,327          444,465
                                                 -------------    --------------
  Shares outstanding at end of year..............     941,455          652,327
                                                 =============    ==============



                See accompanying notes to financial statements.



THE SHEPHERD STREET EQUITY FUND
================================================================================
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                   For the Year   For the Year  For the Period
                                                      Ended           Ended          Ended
                                                   September 30,  September 30,  September 30,
                                                       2001            2000         1999(a)
                                                   ------------   ------------    ----------

Net asset value at beginning of period ...........   $    14.81     $   12.84     $   10.00
                                                   ------------   ------------    ----------

Income (loss) from investment operations:
        Net investment income (loss) .............        (0.04)        (0.04)         0.01
        Net realized and unrealized gains
                (losses) on investments ..........        (3.08)         2.26          2.83
                                                   ------------   ------------    ----------
Total from investment operations .................        (3.12)         2.22          2.84
                                                   ------------   ------------    ----------

Less distributions:
        Dividends from net investment income .....           --         (0.01)           --
        Distributions from net realized gains ....        (0.46)        (0.24)           --
                                                   ------------   ------------    ----------
Total distributions ..............................        (0.46)        (0.25)           --
                                                   ------------   ------------    ----------

Net asset value at end of period .................   $    11.23     $   14.81     $   12.84
                                                   ============   ============    ==========

Total return .....................................      (21.69%)        17.32%        28.40%

Net assets at end of period (000's) ..............   $   10,570     $   9,658     $   5,707
Ratio of expenses to average net assets ..........        1.16%          1.25%         1.25%(b)
Ratio of net investment income (loss)
        to average net assets ....................       (0.36%)        (0.37%)        0.10%(b)
Portfolio turnover rate ..........................          68%            73%           28%(b)

(a) Represents the period from the commencement of operations (October 2, 1998) through September 30, 1999.
(b) Annualized.


                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
================================================================================
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2001

1. ORGANIZATION AND SIGNIFICANT  ACCOUNTING  POLICIES

The Shepherd Street Funds, Inc. (the "Company") was incorporated under the laws of the state of Maryland on July 16, 1998, and currently offers one series of shares, The Shepherd Street Equity Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is to emphasize growth of capital. The Fund's registration statement became effective with the Securities and Exchange Commission on October 1, 1998 and the Fund commenced operations on October 2, 1998.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Share valuation - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 0.5% if redeemed within six months of the date of purchase.

Investment income and distributions to shareholders - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Security transactions - Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities of $11,336,627 as of September 30, 2001:

--------------------------------------------------------------------------------
Gross unrealized appreciation...................................   $  1,110,879
Gross unrealized depreciation...................................    ( 1,872,415)
                                                                   ------------
Net unrealized depreciation.....................................   $  ( 761,536)
                                                                   ============
--------------------------------------------------------------------------------

As of September 30, 2001, the Fund had capital loss carryforwards for federal income tax purposes of $262,251, which expires on September 30, 2008. In addition, the Fund had net realized capital losses of $654,554 during the period November 1, 2000 through September 30, 2001, which are treated for federal income tax purposes as arising during the Fund's tax-year ending September 30, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the year ended September 30, 2001, the Fund reclassified undistributed net investment loss of $39,260 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2. INVESTMENT TRANSACTIONS

During the year ended  September  30, 2001,  cost of purchases and
proceeds  from  sales  and  maturities  of  investment   securities,   excluding
short-term investments, amounted to $10,575,894 and $7,110,514, respectively.

3. ADVISORY FEE AND OTHER RELATED PARTY  TRANSACTIONS

The Fund has entered into an Advisory Agreement with the Advisor to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's average daily net assets. For the year ended September 30, 2001, the Advisor received fees of $43,146 under the Advisory Agreement.

The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement effective October 30, 2000, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. Prior to October 30, 2000, the Advisor received 0.60% of the Fund's average daily net assets. For the year ended September 30, 2001, the Advisor received fees of $54,691 under the Servicing Agreement.

The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 0.90%. The only other expenses incurred by the Fund are distribution expenses, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

The Fund and the Advisor are parties to mutual fund services agreements with Ultimus Fund Solutions, LLC ("Ultimus"), under which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Advisor (not the Fund).

The Fund and the Advisor are parties to a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), under which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund.

The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to result in the sale or retention of Fund shares. Under the Plan, the Advisor is reimbursed for distribution-related expenditures made pursuant to the Plan at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended September 30, 2001, the Advisor received payments from the Fund of $26,966.

Certain directors and officers of the Fund are directors and officers of the Advisor or of Ultimus.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Fund during the year ended September 30, 2001. On December 31, 2000, the Fund declared and paid a short-term capital gain distribution of $100,999 or $0.13635 per share. Additionally, on June 11, 2001, the Fund declared and paid a short-term capital gain distribution of $266,795 of $0.319319 per share. As required by federal regulations, shareholders received notification of their portion of the Fund's taxable gain distribution, if any, paid during the 2000 calendar year early in 2001. Also, as required by federal regulations, shareholders will receive notification of their portion of the Fund's taxable gain distribution, if any, paid during the 2001 calendar year early in 2002.

THE SHEPHERD STREET EQUITY FUND
================================================================================
REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE SHEPHERD STREET FUNDS, INC.
WINSTON-SALEM, NORTH CAROLINA

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, as of September 30, 2001, of The Shepherd Street Funds, Inc. (consisting of The Shepherd Street Equity Fund) and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining. on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of The Shepherd Street Equity Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker


Philadelphia, Pennsylvania
October 19, 2001

                              INVESTMENT ADVISER:
                       Salem Investment Counselors, Inc.
                              480 Shepherd Street
                      Winston-Salem, North Carolina 27103

                             SHAREHOLDER SERVICES:
                          Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246
                                 1-888-575-4800

                                 LEGAL COUNSEL:
                    The Law Offices of David D. Jones, P.C.
                             1288 Valley Forge Road
                                    Suite 87
                             Valley Forge, PA 19482

                              INDEPENDENT AUDITORS
                              Tait, Weller & Baker
                            8 Penn Center, Suite 800
                          Philadelphia, PA 19103-2108

                                     PART C
                                OTHER INFORMATION

ITEM 23  EXHIBITS

a.       ARTICLES OF INCORPORATION.
          Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on August 26, 1998.

b.       BYLAWS
          Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on August 26, 1998.

c.       INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS
          Incorporated herein by reference to By-laws.

d.       INVESTMENT ADVISORY AGREEMENTS
          Investment Advisory Agreement between the Company and Salem Investment Counselors, Inc., dated September 30, 1998: Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on August 26, 1998.


e.       UNDERWRITING CONTRACTS
          Distribution Agreement between the Company, Salem Investment Counselors, Inc. and Ultimus Fund Distributors, LLC, dated October 5, 2000: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.


f.       BONUS OR PROFIT-SHARING CONTRACTS
          Not Applicable


g.       CUSTODIAN AGREEMENTS
          Custody Agreement between the Company, Salem Investment Counselors, Inc. and Firstar Bank, N.A., dated December 15, 2000: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.

h.       OTHER MATERIAL CONTRACTS
          (1) Operating Services Agreement between the Company and Salem Investment Counselors, Inc., dated September 30, 1998 and amended and restated as of November 1, 2000: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.
          (2) Transfer Agent and Shareholder Services Agreement between the Company, Salem Investment Counselors, Inc. and Ultimus Fund Solutions, LLC, dated October 5, 2000: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.
          (3) Fund Accounting Agreement between the Company, Salem Investment Counselors, Inc. and Ultimus Fund Solutions, LLC, dated October 5, 2000: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.
          (4) Administration Agreement between the Company, Salem Investment Counselors, Inc. and Ultimus Fund Solutions, LLC, dated October 5, 2000: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.

i.       LEGAL OPINION
               Incorporated by reference from Pre-Effective Amendment No. 1, filed on August 26, 1998.

j.       OTHER OPINIONS
               Consent of Tait, Weller & Baker--Filed herewith

k.       OMITTED FINANCIAL STATEMENTS
               Not Applicable


l.       INITIAL CAPITAL AGREEMENTS
               Incorporated herein by reference to Pre-Effective Amendment No. 3, filed on September 30, 1998.

m.       RULE 12B-1 PLAN
               Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on August 26, 1998.

n.       FINANCIAL DATA SCHEDULE
               Not Applicable

o.       RULE 18F-3 PLAN
               Not Applicable


p.       CODES OF ETHICS
          (1)  Code of Ethics of the  Company and Salem  Investment  Counselors,
               Inc.: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.
          (2) Code of Ethics of Ultimus Fund Distributors, LLC: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.


ITEM 24  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
               No person is directly or indirectly controlled by, or under common control with, the Registrant.

ITEM 25 INDEMNIFICATION.

               Section 2-418 of the General Corporation Law of Maryland authorizes the Registrant to indemnify its directors and officers under specified circumstances. Section 7 of Article VII of the Bylaws of the Registrant (Exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the Registrant shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the Bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


               The indemnification provisions relative to Salem Investment Counselors, Inc., Registrant's investment adviser, and Ultimus Fund Distributors, LLC, Registrant's principal underwriter, are incorporated herein by reference to the Investment Advisory Agreement (see Item 23(d)) and the Distribution Agreement (see
               Item 23(e)).


ITEM 26 BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

          Salem Investment Counselors, Inc. and each director and officer of the Salem Investment Counselors, Inc. have no business or other connections other than to render services as an investment adviser and counselor.

ITEM 27 PRINCIPAL UNDERWRITERS.


          (a) Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for the following registered investment companies:

               Profit Funds Investment Trust
               Williamsburg Investment Trust
               UC Investment Trust
               Hussman Investment Trust
               The GKM Funds


          (b) The following are the directors and officers of the Distributor. The principal business address of each is 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.



                                     Positions and Offices               Positions
               Name                  With Distributor                    With Registrant
               ----                  ----------------                    ---------------

               Robert G. Dorsey      Managing Director/President         Assistant Vice President
               Mark J. Seger         Managing Director/Treasurer         Assistant Treasurer
               John F. Splain        Managing Director/Secretary         Assistant Secretary
               Theresa Minogue       Vice President                      Assistant Treasurer


          (c)  Not Applicable

ITEM 28 LOCATION OF ACCOUNTS AND RECORDS.

         Ultimus Fund Solutions, LLC
         135 Merchant Street, Suite 230
         Cincinnati, Ohio 45246

         Ultimus Fund Distributors, Inc.
         135 Merchant Street, Suite 230
         Cincinnati, Ohio 45246

         Salem Investment Counselors, Inc.
         480 Shepherd Street
         Winston-Salem, NC  27103

         Firstar Bank, N.A.
         425 Walnut Street
         Cincinnati, Ohio 45202

ITEM 29 MANAGEMENT SERVICES.

         Not Applicable

ITEM 30 UNDERTAKINGS.

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness for this Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Winston-Salem and State of North Carolina on the 15th day of January, 2002.

                  THE SHEPHERD STREET FUNDS, INC.

                  /s/ David B. Rea
                  DAVID B. REA,
                  President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

Name                                        Title                               Date
----                                        -----                               ----

/s/ David B. Rea                            President and Director              January 15, 2002
DAVID B. REA


/s/ William R. Watson                       Director                            January 15, 2002
WILLIAM R. WATSON


/s/ James T. Broyhill                       Director                            January 15, 2002
JAMES T. BROYHILL


/s/ Ralph M. Stockton, Jr.                  Director                            January 15, 2002
RALPH M. STOCKTON


/s/ Helen C. Hanes                          Director                            January 15, 2002
HELEN C. HANES



/s/ Jeffrey C. Howard                       Secretary and Treasurer             January 15, 2002
JEFFREY C. HOWARD